Exhibit 10.2

FOURTH AMENDMENT
TO
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
DATED AS OF DECEMBER 15, 2016
AMONG
DIAMONDBACK ENERGY, INC.,
AS PARENT GUARANTOR

DIAMONDBACK O&G LLC,
AS BORROWER,
THE OTHER GUARANTORS,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

SOLE BOOK RUNNER AND SOLE LEAD ARRANGER
WELLS FARGO SECURITIES, LLC

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) dated as of December 15, 2016 is among: DIAMONDBACK ENERGY, INC., a Delaware corporation, as the Parent Guarantor (the “Parent Guarantor”); DIAMONDBACK O&G LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with the Parent Guarantor, the “Guarantors”); each of the Lenders (as such term is defined in the Credit Agreement referred to below) party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 1, 2013, as amended by that certain First Amendment dated as of June 9, 2014, that certain Second Amendment dated as of November 13, 2014, and that certain Third Amendment dated as of June 21, 2016 (as such may be further amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested and the Lenders signatory hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment. Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02. Section 1.02 is hereby amended by
(a)    replacing the definition of “Agreement” with the following:
“‘Agreement’ means this Second Amended and Restated Credit Agreement, as amended by the First Amendment dated as of June 9, 2014, the Second Amendment dated as of November 13, 2014, the Third Amendment dated as of June 21, 2016

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and the Fourth Amendment dated as of December 15, 2016, as the same may be further amended, modified or supplemented from time to time.

(b)    deleting the amount “$750,000,000” in the defined term “Senior Unsecured Notes” and replacing it with the amount “$1,000,000,000”.
Section 3.    Conditions Precedent. This Fourth Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02):
3.1    The Administrative Agent shall have received from Lenders constituting the Majority Lenders, the Guarantors and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.
3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fourth Amendment.
The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date,

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(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.3    Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
4.4    NO ORAL AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.5    GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
4.6    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
4.7    Severability. Any provision of this Fourth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.8    Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.9    Loan Document. This Fourth Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

DIAMONDBACK O&G LLC, as Borrower

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	CFO

DIAMONDBACK ENERGY, INC., as the Parent Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	CFO

DIAMONDBACK E&P LLC, as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick

WHITE FANG ENERGY LLC, as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	CFO

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Todd Fogle
Name:	Todd Fogle
Title:	Director

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Senior Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Lorenz Meier
Name:	Lorenz Meier
Title:	Authorized Signatory

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

ZB, N.A. dba AMEGY BANK, as a Lender

By:	/s/ JB Askew
Name:	JB Askew
Title:	Vice President – Amegy Bank Division

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N. A., as a Lender

By:	/s/ David M. Morris
Name:	David M. Morris
Title:	Authorized Officer

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

BOKF, N.A. DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
Name:	John Krenger
Title:	Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Parul June
Name:	Parul June
Title:	Senior Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

IBERIABANK, as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

ING CAPITAL LLC, as a Lender

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK, as a Lender

By:	/s/ Chris Whigham
Name:	Chris Whigham
Title:	SVP - Manager of Energy Lending

SIGNATURE PAGE
FOURTH AMENDMENT TO CREDIT AGREEMENT